WAVERIDER COMMUNICATIONS, INC.

                          SOLICITATION AGENT AGREEMENT


                                October 31, 2001

Gruntal & Co., L.L.C.
1 Liberty Plaza
New York, NY 10006

Ladies and Gentlemen:

         This Solicitation agent Agreement (the "Agreement") sets forth our agreement relating to (a) the proposed rights offering (the "Rights Offering") to be undertaken by WaveRider Communications, Inc., a Nevada corporation (the "Company"), pursuant to which the Company will distribute to holders of record of shares of its common stock, par value $.001 per share (the "Common Shares") as of October 19, 2001 (the "Record Date"), rights (the "Rights") to purchase units (the "Units"). Each Right will permit, until its expiration on the thirtieth day after distribution (as such date may be extended by 30 days at the discretion of the Company) (the "Expiration Date"), the right to purchase for $.40 per Unit in cash (a) one (1) Common Share and (b) one (1) warrant (the "Warrants") which (i) entitles the holder to purchase one (1) Common Share at an exercise price of $.50 per share in cash; (ii) becomes exercisable on the business date immediately following the Expiration Date and remains exercisable for a period of three (3) years thereafter unless earlier redeemed by the Company at a price of $.01 per Warrant; (iii) can be redeemed by the Company, in whole or in part, on not less than 30 days' prior written notice if for any period of thirty (30) consecutive trading days the last reported sales price of the Company's common stock for each trading day during such period is at least 300% of the then current exercise price; and (iv) may be exercised until the close of business on the day immediately preceding the date fixed for redemption by such notice.

            1. THE OFFERING. The Company proposes to undertake the Rights Offering pursuant to which each holder of Common Shares shall receive one Right for each Common Share held of record at 5:00 p.m., New York time, on the Record Date. Holders of Rights will be entitled to subscribe for and purchase, one Unit for each Right held (the "Basic Subscription Privilege"). Any holder of record of Common Shares who fully exercises all Rights issued to him is entitled to subscribe for Units which were not otherwise subscribed for by others pursuant to their Basic Subscription Privileges (the "Over-Subscription Privilege"). Units acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed in the Prospectus (as defined in Section 6(a)).

         2. APPOINTMENT AS SOLICITATION AGENT. The Company hereby appoints Gruntal & Co., L.L.C. as the Solicitation Agent (the "Solicitation Agent") and authorizes the Solicitation Agent to act as such in connection with the Rights Offering. As Solicitation Agent, Gruntal & Co., L.L.C. agrees, in accordance with its customary practice, to use its best efforts to solicit the exercise of Rights pursuant to the Rights Offering.

            3. AUTHORITY TO APPOINT CO-SOLICITATION AGENTS. The Company hereby agrees that the Solicitation Agent shall have authority, but shall be under no obligation, to appoint one or more co-solicitation Agent (each a "Co-Solicitation Agent," and, together with the Solicitation Agent, the "Solicitation Agent") and authorizes the Solicitation Agent to act as such in connection with the Rights Offering; provided that each such appointment shall be reasonably satisfactory to the Company.

            Each Co-Solicitation Agent each hereby authorizes the Solicitation Agent, acting on behalf of the Co-Solicitation Agent, as their representative:
(a) to waive performance or satisfaction by the Company of obligations or conditions included in this Agreement if, in the judgment of the Solicitation Agent, such waiver will not have a material adverse effect upon the interests of the Co-Solicitation Agent and (b) to take such actions as in the discretion of the Solicitation Agent may be necessary or advisable to carry out this Agreement, and the transactions contemplated hereby for the accounts of the several Co-Solicitation Agent. Each Co-Solicitation Agent also authorizes the Solicitation Agent to determine all matters relating to advertising and communications with dealers and others.

            4. NO LIABILITY FOR ACTS OF BROKERS, DEALERS, BANKS AND TRUST COMPANIES. No Solicitation Agent shall be subject to any liability to the Company (or any of the Company's affiliates or stockholders) for any act or omission on the part of any broker or dealer in securities or any bank or trust company or any other person, and no Solicitation Agent shall be liable for its own acts or omissions in performing its obligations as Solicitation Agent or Co-Solicitation Agent, as applicable, hereunder or otherwise in connection with the Rights Offering or the related transactions, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted directly from any such acts or omissions undertaken or omitted to be taken by such Solicitation Agent or Co-Solicitation Agent through its gross negligence, willful misconduct or bad faith. Except as provided in Section 7, in soliciting or obtaining subscriptions or purchases, no Solicitation Agent shall be deemed to be acting as the agent of the Company or as the agent of any broker, dealer, bank or trust company, and no broker, dealer, bank or trust company shall be deemed to be acting as an agent of any Solicitation Agent or as the agent of the Company.

            5. THE OFFER DOCUMENTS. There will be used, in connection with the Rights Offering, certain materials in addition to the Registration Statement and the Prospectus (each as defined below), including the instructions regarding the use of subscription certificates; the proposed form of a letter to securities dealers, commercial banks, trust companies and other nominees; the proposed form of a letter from securities dealers, commercial banks, trust companies and other nominees to their customers relating to the Rights Offering; and other soliciting materials relating to the Rights Offering approved by the Company, each in the form which has been approved by the Solicitation Agent (collectively with the Registration Statement and the Prospectus, the "Offer Documents").

            The Company agrees to furnish the Solicitation Agent with as many copies of the final forms of the Offer Documents as the Solicitation Agent may request from time to time and the Solicitation Agent is hereby authorized to use copies of the Offer Documents in connection with its acting as Solicitation Agent. The Solicitation Agent hereby agrees that it will not disseminate any written material for, or in connection with, the Rights Offering other than the Offer Documents, and the Solicitation Agent agrees that it will not make any statements in connection with such solicitation, other than the statements which are set forth in, or statements which are consistent with, the Offer Documents or as otherwise authorized by the Company.

            The Company represents and agrees that no solicitation material in addition to the Offer Documents and the documents to be filed therewith as exhibits thereto (each in the form which has been approved by the Solicitation Agent), including, without limitation, any materials used in connection with any "road show" presentation, will be used in connection with the Rights Offering or filed with the Commission (as defined below) or any state or local governmental or regulatory authority by or on behalf of the Company without the Solicitation Agent's prior written approval, which approval will not be unreasonably withheld or delayed. In the event that the Company uses or permits the use of any such solicitation material in connection with the Rights Offering or files any such solicitation material with the Commission or any such state or local governmental or regulatory authority without the Solicitation Agent's prior written approval, then the Solicitation Agent shall be entitled to withdraw as Solicitation Agent or Co-Solicitation Agent, as applicable, in connection with the Rights Offering and the related transactions without any liability or penalty to such Solicitation Agent or any other person identified in Section 13 as an "indemnified party," and such withdrawing Solicitation Agent shall be entitled to receive the payment of all fees and expenses payable under this Agreement which have accrued to the date of such withdrawal or which otherwise thereafter become payable.

         6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Solicitation Agent, and each of them, that:

            (a) A Registration Statement on Form S-3 (Registration No. 333-70114) with respect to the Rights, the Warrants and the Common Shares issuable pursuant to exercise of the Rights and the Warrants has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "Securities Act") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and
(iii) become effective under the Securities Act. Copies of the Registration Statement, as amended to date, have been delivered by the Company to the Solicitation Agent. For purposes of this Agreement, "Effective Time" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means the Registration Statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means the combined prospectus included in such Registration Statement as first filed with the Commission pursuant to Rule 424(b) of the Securities Act. References made herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Prospectus, and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the "Exchange Act") after the date of the Prospectus, as the case may be, and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus.

            (b) On its Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and did not, as of the applicable Effective Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date hereof, the Prospectus conforms in all material respects to the requirements of the Securities Act and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by or on behalf of any Solicitation Agent specifically for use therein.

            (c) The Company and each of it subsidiaries (the "Subsidiaries") is duly formed and is validly existing and in good standing as a corporation under the laws of its respective jurisdiction of incorporation, with corporate power and authority to own its respective properties and conduct its respective business as described in the Prospectus; and each is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or cash flow of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

            (d) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), and considerations of public policy in respect of the indemnification provisions hereof.

            (e) The documents incorporated by reference in the Prospectus, at the time such documents were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

            (f) Since the respective dates as of which information is given in the Registration Statement, except as set forth in the Prospectus, there has not been any material adverse change in the business, prospects, properties, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, and since the date of the latest consolidated balance sheet of the Company and its Subsidiaries included in the Registration Statement, neither the Company nor any of its Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the business, prospects, properties, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business, consistent with past practices, or that are disclosed in the Registration Statement.

            (g) Upon issuance: (1) the Rights and Warrants will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, (2) no holder of the Rights or Warrants is or will be subject to personal liability by reason of being such a holder, (3) the Rights, Warrants and Common Shares issuable upon exercise of the Rights and Warrants will conform in all material respects to the description thereof contained in the Prospectus; (4) the Common Shares issuable upon exercise of the Rights have been duly and validly authorized and reserved for issuance and when issued and delivered against payment therefor in accordance with the terms of the Offer Documents will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and will conform in all material respects to the description thereof contained in the Prospectus upon exercise of the Rights and are will be free of any statutory and or contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering; and (5) the Warrants and Common Shares issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance, and when issued and delivered against payment therefor in accordance with the terms of the Rights Offering Warrants, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof; and will conform in all material respects to the description thereof contained in the Prospectus and will be free of any statutory or contractual preemptive rights.

            (h) The Company has an authorized capitalization as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained under such captions in the Prospectus.

            (i) The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights in accordance with the terms of the Offer Document, the issuance of Common Shares and Warrants in accordance with the terms of the Rights Offering and the issuance of the Common Shares upon exercise of the Warrants, and the consummation by the Company of the transactions contemplated hereby, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or conflict with, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties or the articles of incorporation of the Company, or any agreement or instrument to which the Company is a party or by the Company is bound or to which any of the properties of the Company is subject, and will not result in the imposition or creation of any lien upon any property of the Company, in each case that has had or could reasonably be expected to have a Material Adverse Effect; and the Company has full power and authority to authorize, issue and sell, as applicable, the Rights, Common Shares, the Warrants and the Common Shares issuable upon the exercise of the Warrants as contemplated by the provisions of this Agreement and to perform its obligations under this Agreement and the Offer Documents and to consummate the transactions contemplated hereby and thereby.

            (j) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, except as specifically set forth in Schedule 6(j) attached to this Agreement as of the date of its execution contemplating the registration under the Securities Act (as hereinafter defined).

            (k) The consolidated financial statements of the Company and its Subsidiaries, together with the related schedules and notes, contained or incorporated by reference in the Registration Statement present fairly in all material respects the consolidated financial position, results of operations, cash flow and shareholders' equity of the Company and its consolidated Subsidiaries in conformity with generally accepted accounting principles on the basis stated in the registration Statement at the respective dates and for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other financial and statistical information and data with respect to the Company and its Subsidiaries set forth in the Registration Statement present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company.

            (l) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

            (m) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance of the Rights, Common Shares or the Warrants or Common Shares issuable upon exercise of the Warrants, except: (1) filings required by the Nasdaq National Market; and (2) such filings as have been obtained and made under the Securities Act and as may be required under applicable state securities or blue sky laws.

            (n) [Reserved]

            (o) Neither the Company nor any of the Subsidiaries is in violation of its charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it or any of its property is bound, except for those defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

            (p) The Company and each of the Subsidiaries possesses such licenses, consents, authorizations, approvals, orders, certificates, authorities or permits (collectively, the "Licenses"), including, without limitation, under any applicable U.S. Federal Communications Commission (or similar authority of any other applicable jurisdiction), environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business as now operated, except where the failure to obtain such Licenses, individually or in the aggregate, would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such License which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (q) Except as set forth in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any Environmental Law, owns or operates any real property contaminated with any substance that is subject to any Environmental Law, is liable for any off-site disposal or contamination pursuant to any Environmental Law, or is subject to any claim relating to any Environmental Law, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect, and the Company is not aware of any pending investigation which might lead to such a violation, liability or claim.

            (r) PriceWaterhouseCoopers LLP, the accountants who certified the financial statements included in the Prospectus, were, at the time such statements were certified and during the periods covered by such statements, and are, as of the date hereof, independent public accountants, as required by the Securities Act.

            (s) The Shares and the Warrants are currently, and at all times prior to closing of the offering shall be, eligible for trading on the Nasdaq National Market System or SmallCap Market or the Over The Counter Bulletin Board Market, and there shall be no perceived disability to the continued eligibility for trading of the Shares or the Warrants on such markets during the term of the Warrants.

            7. CONDUCT BY THE SOLICITATION AGENT. Subject to the terms and conditions of this Agreement, the Solicitation Agent agrees in accordance with its customary practice to use its reasonable efforts to solicit the exercise of the Rights pursuant to the Rights Offering by United States residents, in each case pursuant to the Offer Documents, and to respond, in concert with the responsibilities of Innisfree M+A, Inc. as information agent, to requests for information and materials in connection with the Rights Offering. Such services of the Solicitation Agent shall commence upon the commencement of the Rights Offering.

            The Company hereby authorizes the Solicitation Agent to act as the Company's agent in making the Rights Offering to residents of such states of the United States as to which such agent designation may be necessary to comply with applicable law.

            The Solicitation Agent agrees that (a) prior to the termination of this Agreement it will not, directly or indirectly, bid for or purchase any Shares or Warrants for its own account, except as permitted by Regulation M of the Act and the Exchange Act ("Regulation M") and as provided in this Agreement, and (b) prior to the completion of the Solicitation Agent participation in this distribution (as defined in Regulation M), it will otherwise comply with Regulation M.

            8. COMPENSATION OF THE SOLICITATION AGENT. The Company agrees to pay the Solicitation Agent, as described below, and for the services rendered and to be rendered by such Solicitation Agent as financial advisors to the Company in connection with the Rights Offering and the transactions related thereto, the following fees:

            (a) If the Closing occurs, a fee to the Solicitation Agent for marketing assistance services in connection with the Rights Offering (the "Solicitation Agent Fee"), to be paid upon the Closing Date, which Solicitation Agent Fee shall be in the amount of seven percent (7%) of the gross proceeds raised upon exercise of the Rights, excluding any Rights exercised by officers and directors of the Company.

            (b) Upon exercise of the Warrants a fee to the Solicitation Agent for marketing assistance services in connection with the Rights Offering (the "Warrant Fee"), to be paid from time to time upon the exercise of the Warrants, which Warrant Fees shall be in the amount of three (3%) percent of the gross proceeds raised upon exercise of the Warrants.

            (c) With respect to the Solicitation Agent, a fee, to be paid on the Closing Date, in the form of a warrant to purchase a number of Units equal to three percent (3%) of the number of Units purchased in the Rights Offering, which warrant shall be in the form of Schedule 8(c) to this Agreement (the "Underwriters Warrant") .

            In addition, the Company will reimburse certain of the Solicitation Agent's out-of-pocket or otherwise incurred expenses as set forth in Section 9 hereof.

            The Solicitation Agent shall bear the expenses payable to soliciting broker-dealers as set forth in the Offer Documents.

            Other than the Solicitation Agent, the Company will not employ any brokers, dealers or underwriters in connection with the Rights Offering, and except as described above, no other commissions, fees or discounts will be paid in connection with the Rights Offering.

            9. EXPENSES. The Company shall pay or cause to be paid, directly and not as reimbursements to the Solicitation Agent: (A) all expenses (including any taxes) incurred in connection with the Rights Offering and the preparation, issuance, execution, authentication and delivery of the Right, Common Shares, Warrants and the Underwriters Warrant,

(B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and legal counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), the Prospectus, the other Offer Documents and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the preliminary and final filings under state securities or blue sky laws, if any, (C) all reasonable out-of-pocket expenses (including, without limitation, travel and marketing expenses) of the Solicitation Agent (including reasonable fees, disbursements and other expenses of legal counsel for the Solicitation Agent) incurred in connection with the Rights Offering, which shall be paid immediately upon receipt by the Company, (D) all filing fees and reasonable fees and disbursements of counsel to the Solicitation Agent incurred in connection with the qualification of the distribution of the Rights, Common Shares, Warrants and the Underwriters Warrants under state securities laws as provided for in Section 11(f) hereof, which shall be paid immediately upon receipt by the Company, (E) any applicable listing or other fees, (F) the cost of printing certificates representing the Rights, Common Shares, Warrants and the Underwriters Warrants, (G) all advertising charges pertaining to the Rights Offering, (H) all fees and expenses of the Subscription Agent (as defined below) and the information agent, (I) the cost and charges of any transfer agent or registrar, (J) any National Association of Securities Dealers, Inc. fees, and
(K) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section 9. If the Rights Offering provided for herein is not consummated by reason of acts of the Company pursuant to Section 14 hereof, which acts prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Solicitation Agent obligations hereunder is not fulfilled (in each case other than by reason of any Solicitation Agent's gross negligence, willful misconduct or failure, refusal or inability to perform its obligations hereunder), the Company shall reimburse the Solicitation Agent for all reasonable out-of-pocket disbursements (including reasonable fees, disbursements and other expenses of legal counsel) incurred by such Solicitation Agent in connection with any investigation or preparation made by it in respect of Rights or Units or in contemplation of the performance by it of its obligations hereunder. All payments to be made by the Company pursuant to this
Section 9 shall, unless otherwise stated, be paid at the closing of the Rights Offering or otherwise shall be paid promptly after the termination or expiration of the Rights Offering or, if later, promptly (and in no event later than seven
(7) days) after an invoice therefor is sent by the Solicitation Agent. The Company shall perform its obligations set forth in this Section 9 whether or not the Rights Offering commences, or any Rights are exercised pursuant to the Rights Offering.

            10. SHAREHOLDER LISTS; THE SUBSCRIPTION AGENT. As soon as practicable after the date hereof, the Company will cause the Solicitation Agent to be provided with any cards or lists showing the names and addresses of, and the number of Common Shares held by, the beneficial and record holders of such shares as of a recent date and will use its commercially reasonable efforts to cause the Solicitation Agent to be advised from day to day during the period of the Rights Offering as to any transfers of record of Common Shares.

            The Company will arrange for a bank or trust company satisfactory to the Solicitation Agent and the Company to serve as the subscription agent (the "Subscription Agent") in connection with the Rights Offering and will arrange for the Subscription Agent to advise the Solicitation Agent daily as to such matters as the Solicitation Agent may reasonably request, including the number of Rights which have been exercised pursuant to the Rights Offering.

         11. COVENANTS. The Company covenants and agrees with the Solicitation Agent, and each of them:

            (a) To advise the Solicitation Agent, promptly after it receives notice thereof, of the time when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Solicitation Agent with copies thereof; if required, to file the Prospectus pursuant to Rule 424(b) under the Securities Act within the time prescribed by such rule; to advise the Solicitation Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Rights, Common Shares or Warrants or the Common shares issuable upon exercise of the Warrants for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

            (b) To deliver promptly to the Solicitation Agent, in New York, New York such number of the following documents as the Solicitation Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, any other Offer Documents filed as exhibits, the computation of the ratio of earnings to fixed charges and the computation of per share earnings), (ii) each Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time during which the Prospectus relating to the Rights or the securities comprising the Units is required to be delivered under the Securities Act and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Solicitation Agent and, upon the request of the Solicitation Agent, to file such document and to prepare and furnish, without charge, to the Solicitation Agent as many copies as such Solicitation Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

            (c) Prior to filing with the Commission any (i) amendment to the Registration Statement or any document incorporated therein by reference, any supplement to the Prospectus or any amended Prospectus or (ii) any Prospectus pursuant to Rule 424 promulgated under the Securities Act, to furnish a copy thereof to the Solicitation Agent and counsel for the Solicitation Agent and afford them a reasonable opportunity to comment thereon;

            (d) As soon as practicable after the Effective Date of the Registration Statement, to make generally available to the Company's security holders a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act, including, at the option of the Company, Rule 158 promulgated thereunder;

            (e) [RESERVED];

            (f) Promptly from time to time to take such action as the Solicitation Agent may reasonably request to qualify the Rights, Common Shares, Warrants and the Common Shares issuable upon exercise of the Warrants for offering and sale under the securities laws of such jurisdictions in the United States as the Solicitation Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, Common Shares, Warrants and the Common Shares issuable upon exercise of the Warrants.

            (g) Prior to the commencement of the Rights Offering, to apply for the listing of the Warrants on the Nasdaq Over The Counter Bulletin Board market and to use its best efforts to complete that listing, subject only to official notice of issuance, and, prior to the Closing Date, to apply for the listing of the Common Shares issuable upon Conversion of the Warrants on the Nasdaq National Market and to use its best efforts to complete that listing, subject only to official notice of issuance;

            (h) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

            (i) The Company shall use its reasonable best efforts to cause the mailing of the Offer Documents to record holders of the Common Shares not later than the second calendar day following the Record Date, and complete such mailing as soon as practicable;

            (j) The Company shall reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all Rights issued, and shall reserve and keep available for issue upon the exercise of the Warrants such number of authorized but unissued Common Shares as will be sufficient to permit the exercise in full of such Warrants;

            (k) On or prior to the Closing Date, the Company will also make available to the Solicitation Agent all financial and other information concerning its business and operations and the Rights Offering that such Solicitation Agent reasonably requests and will provide such Solicitation Agent and its advisors with reasonable access to the Company's officers, directors, employees, independent accountants, reserve engineers and legal counsel; and

            (l) The Company will treat any advice, written or oral, provided by any Solicitation Agent pursuant to this Agreement as confidential, and, except as required by law, such advice will be solely for the information and assistance of the Company in connection with the Rights Offering and may not be quoted, nor will any such advice or the name of such Solicitation Agent be referred to, in any report, document, release or other communication, whether written or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, such Solicitation Agent's prior consent, which consent shall not be unreasonably withheld.

            12. CLOSING CONDITIONS. The obligations of the Solicitation Agent hereunder, and the closing of the offering and release of the proceeds from the escrow to the Company, are subject to the representations and warranties of the Company contained herein being true and correct, as of the date hereof and being true and correct at all times during the Rights Offering (including on and as of the Closing Date), to the performance by the Company in all material respects of its obligations hereunder and to the following additional conditions:

            (a) The Registration Statement shall have become effective and the Prospectus shall have been timely filed with the Commission in accordance with
Section 11(a) hereof; all post-effective amendments to the Registration Statement shall have become effective; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for the issuance of any such order shall have been initiated or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to any Solicitation Agent and complied with to the reasonable satisfaction of the Solicitation Agent.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Rights, Common Shares, Warrants and the Common Shares issuable upon exercise of the Warrants, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Solicitation Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) Prior to the commencement of the Offering and on the Closing Date, the Company shall have furnished to the Solicitation Agent (1) the opinion of Foley Hoag & Eliot, LLP, counsel to the Company, to the effect set forth on Exhibits 12(c)(1) and 12(c)(2) attached hereto, respectively, and (2) a blue sky memorandum prepared by Foley Hoag & Eliot, LLP in such form and content as the Solicitation Agent shall deem appropriate.

            (d) Concurrently with the execution of this Agreement, and on the Closing Date, the Company shall have furnished to the Solicitation Agent a letter of PriceWaterhouseCoopers LLP, addressed to the Solicitation Agent and dated the date hereof or the Closing Date, as the case may be, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date of the letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the letter), the conclusions and findings of such firm with respect to the financial information and other matters specified by the Solicitation Agent.

            (e) The escrow agent agreement shall provide that wire transfers to the parties in the respective amounts and to the respective accounts set forth below shall be made prior to releasing any funds from the escrow to the Company, and the escrow agent shall have, in fact, complied in all respects with that provision, as follows:


Creditor                             Amount                         Wire Transfer Account Instructions

Gruntal & Co.,     7% of the gross amounts deposited to the     Bank:  Chase Manhattan Bank
L.L.C.             escrow account, excluding amounts that the   Acct Name:  Gruntal & Co., L.L.C.
                   Company has certified to the escrow agent    Acct #:  140-097828
                   as having been deposited by officers and     ABA #:  021-000021
                   directors of the Company                     Sub Acct #:  018-00046-1-6-000
                                                                With notice to: Derek W. Woodworth

Gadsby Hannah LLP  The lesser of:  (a) $80,000 or (b) the       Bank:  Citizens Bank of Massachusetts
                   amount certified to the escrow agent by      Name Acct: Gadsby Hannah LLP
                   Gadsby Hannah LLP as being the amount of     Acct #:  110782-189-1
                   that firm's invoice for services,            Swift Code:  CTZIUS33
                   disbursements and other charges (which       ABA #:  011500120
                   shall be deemed to be $80,000 if not         Attn:  Carl Peirce; (617) 725-5896
                   otherwise specified prior to closing)        For Benefit of:  GRU25/11

            (f) The Solicitation Agent shall have received a certificate on the Closing Date, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state, as of the date of the letter, that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder prior to the date hereof (other than the conditions that are not required to be fulfilled before the Closing Date), that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position prospects, or results of operation of the Company and its Subsidiaries except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (g) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements contained or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-team debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Solicitation Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the Rights Offering.

            (h) The Warrants and the Common Shares issuable upon exercise of the Warrants and the Underwriters Warrant shall be approved for listing on the Nasdaq National Market System, SmallCap Market or Over The Counter Bulletin Board market, subject only to official notice of issuance.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Solicitation Agent. If any of the conditions specified in this Section 12 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Solicitation Agent or the Co-Solicitation Agent, as applicable, hereunder may be canceled by the Solicitation Agent on the Closing Date, or at any time during the Rights Offering. Any such cancellation shall be without liability of the Solicitation Agent to the Company. Notice of such cancellation shall be given to the Company in writing, or by telecopy or telephone and confirmed in writing, and the provisions of the Subscription Agent Agreement shall provide that all monies theretofore received from subscribers in the offering shall be immediately returned without deduction or fee of any kind.

            13.  INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company agrees to hold harmless and indemnify the Solicitation Agent and its counsel, affiliates and any officer, director, employee or agent of such Solicitation Agent or any such counsel, affiliates and any person controlling (within the meaning of Section 20(a) of the Exchange Act) such Solicitation Agent or any of such counsel or affiliates from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefore from such Solicitation Agent), (A) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (other than statements or omissions made in reliance upon and in conformity with information furnished by such Solicitation Agent in writing to the Company expressly for use therein), (ii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Rights Offering in breach of the terms hereof or thereof,

(iii) any actions taken or omitted to be taken by an indemnified party with the consent of the Company or in conformity with actions taken or omitted to be taken by the Company or (iv) any breach by the Company of, or any failure by the Company to comply with, any agreement or covenant contained in this Agreement or
(B) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with, the Rights Offering, any of the other transactions contemplated thereby or the performance of such Solicitation Agent's services as Solicitation Agent or Co-Solicitation Agent, as applicable, with respect to the Rights Offering. However, the Company will not be obligated to indemnify an indemnified party for any loss, claim, damage, liability or expense (i) pursuant to clause (A)(i) of the preceding sentence to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by such Solicitation Agent specifically for use therein and described in Section 17 or (ii) pursuant to clause (B) of the preceding sentence which has been determined in a final judgment by a court of competent jurisdiction to have resulted primarily from willful misconduct, gross negligence or bad faith on the part of such indemnified party.

            (b) The Solicitation Agent agrees to hold harmless and indemnify the Company and its counsel, affiliates and any officer, director, employee or agent of the Company or its counsel, affiliates and any person controlling (within the meaning of Section 20(a) of the Exchange Act) the Company or any of such counsel or affiliates from and against any and all losses, claims, damages, liabilities and expenses whatsoever, to which the Company, its affiliates or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by such Solicitation Agent specifically for inclusion therein and described in Section 17, and shall reimburse the Company or such affiliate and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) If any lawsuit, claim or proceeding is brought against any indemnified party in respect of which indemnification may be sought against the indemnifying party pursuant to this Section 13, such indemnified party shall promptly notify the indemnifying party of the commencement of such lawsuit, claim or proceeding; provided, however, that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability which it may have under this Section 13 except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. In case any such lawsuit, claim or proceeding shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement of such lawsuit, claim or proceeding, the indemnifying party shall be entitled to participate in such lawsuit, claim or proceeding, and, after written notice from the indemnifying party to such indemnified party, to assume the defense of such lawsuit, claim or proceeding with counsel of its choice at its expense; provided, however, that such counsel shall be satisfactory to the indemnified party in the exercise of its reasonable judgment. Notwithstanding the election of the indemnifying party to assume the defense of such lawsuit, claim or proceeding, such indemnified party shall have the right to employ separate counsel and to participate in the defense of such lawsuit, claim or proceeding, and the indemnifying party shall bear the fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses promptly after receipt of any invoice therefor from any Solicitation Agent) (provided that with respect to any single litigation or proceeding or with respect to several litigations or proceedings involving substantially similar legal claims, the indemnifying party shall not be required to bear the fees, costs and expenses of more than one such counsel except where such indemnified party requires local counsel, in which case the Company shall also be required to bear the fees, costs and expenses of such local counsel) if (i) such indemnified party has been advised by counsel that the use of counsel chosen by the indemnifying party to represent such indemnified party would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such lawsuit, claim or proceeding include both an indemnified party and the indemnifying party, and such indemnified party shall have reasonably concluded that there may be legal defenses available to it or to other indemnified parties which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party); (iii) the indemnifying party shall not have employed counsel satisfactory to such indemnified party, in the exercise of such indemnified party's reasonable judgment, to represent such indemnified party within a reasonable time after notice of the institution of any such lawsuit, claim or proceeding; or (iv) the indemnifying party shall authorize such indemnified party to employ separate counsel at the expense of the indemnifying party. The foregoing indemnification commitments shall apply whether or not the indemnified party is a formal party to any such lawsuit, claim or proceeding. The indemnifying party shall not be liable for any settlement of any lawsuit, claim or proceeding effected without its consent (which consent will not be unreasonably withheld), but if settled with such consent, the indemnifying party agrees, subject to the provisions of this Section 13, to indemnify the indemnified party from and against any loss, damage or liability by reason of such settlement. The Company agrees to notify the Solicitation Agent promptly, or cause the Solicitation Agent to be notified promptly, of the assertion of any lawsuit, claim or proceeding against the Company, any of its officers or directors or any person who controls any of the foregoing within the meaning of
Section 20(a) of the Exchange Act, arising out of or relating to the Rights Offering. The Company further agrees that any settlement of a lawsuit, claim or proceeding against it arising out of the Rights Offering shall include an explicit and unconditional release from the parties bringing such lawsuit, claim or proceeding of the Solicitation Agent, its affiliates, and any officer, director, employee or agent of the Solicitation Agent, and any such controlling person (within the meaning of Section 20(a) of the Exchange Act), which release shall be reasonably satisfactory to the Solicitation Agent, unless the Solicitation Agent consents to such settlement.

            (d) The Company and the Solicitation Agent agree that if any indemnification sought by any indemnified party pursuant to this Section 13 is held by a court to be unavailable for any reason (other than any reason specified in Sections 13(a) or 13(b) hereof), then (whether or not any Solicitation Agent is the indemnified party) the Company, on the one hand, and the Solicitation Agent, on the other hand, shall contribute to the losses, claims, damages, liabilities and expenses for which such indemnification is held unavailable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on one hand, and the Solicitation Agent, on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities and expenses, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing clause (i) but also the relative fault of the Company, on the one hand, and the Solicitation Agent, on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities and expenses, and other equitable considerations, subject to the limitation that, in any event, the Solicitation Agent' aggregate contribution to all losses, claims, damages, liabilities and expenses with respect to which contribution is available hereunder shall not exceed the amount of fees actually received by the Solicitation Agent pursuant to Section 8 of this Agreement. It is hereby agreed that the relative benefits to the Company on the one hand, and the Solicitation Agent, on the other hand, with respect to the Rights Offering shall be deemed to be in the same proportion as (i) the aggregate value of the consideration paid or proposed to be paid in connection with the exercise of the Rights (whether or not such Rights are exercised) pursuant to the Rights Offering bears to (ii) the fees payable to the Solicitation Agent with respect to the Rights Offering pursuant to Section 8. It is further agreed that the relative faults of the Company on the one hand and the Solicitation Agent on the other hand, (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or by the Solicitation Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other act or omission, shall be determined by reference to, among other things, whether the action or omission was taken or omitted to be taken by the Company or the Solicitation Agent and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission.

            (e) The Company also agrees that the Solicitation Agent shall not have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with this Agreement or such Solicitation Agent's acting as Solicitation Agent or Solicitation Agent, as applicable, hereunder, except for liabilities determined in a final judgment by a court of competent jurisdiction to have resulted primarily from any acts or omissions undertaken or omitted to be taken by such Solicitation Agent through its gross negligence, willful misconduct or bad faith. In no event, regardless of the theory advanced, shall the Solicitation Agent be liable for any consequential, indirect, incidental or special damages of any nature.

            14. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective upon the later of the time on which the Solicitation Agent shall have received notification of the effectiveness of the Registration Statement and the time which this Agreement shall have been executed by all of the parties hereto. At any time during the Rights Offering, this Agreement may be terminated by the Solicitation Agent by giving notice as provided to the Company if (i) the Company shall have failed, refused or been unable, at any applicable time during the Rights Offering, to perform any act on its part to be performed hereunder,

(ii) any other condition of the Solicitation Agent' obligations hereunder is not fulfilled on the date on which such condition is required to be fulfilled, (iii) trading in securities generally on the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iv) a banking moratorium shall have been declared by federal or state authorities, (v) any outbreak or substantial change or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the Solicitation Agent's judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to solicit exercises of the Rights or perform any other of the Solicitation Agent's obligations hereunder or (vi) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the Solicitation Agent's judgment, inadvisable or impracticable to solicit exercise of the Rights or perform any other of its obligations hereunder. Any termination of this Agreement pursuant to this Section 14 shall be without liability on the part of the Company or any of the Solicitation Agent, subject in all respects to
Section 9 and Section 13 hereof. No termination of this Agreement pursuant to this Section 14 shall effect the Company's right to consummate the Rights Offering, subject in all respects to the Company's full compliance with Section 8, Section 9 and Section 13 hereof.

            Any notice referred to above may be given at the address specified in Section 16 hereof in writing or by telecopy or telephone, and if by telecopy or telephone, shall be immediately confirmed in writing.

            15. SURVIVAL OF CERTAIN PROVISIONS. The agreements contained in
Section 13 hereof and the representations, warranties and agreements of the Company contained in Sections 6, 9 and 11 hereof shall survive the consummation of, or failure to commence, the Rights Offering and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

            16. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:

         (a)  if  to  the  Solicitation   Agent,  in  its  own  capacity  or  as
representative of the Solicitation Agent:

            Gruntal & Co., L.L.C.
            1 Liberty Plaza
            New York, NY 10006
            Attention: Derek W. Woodworth
            Telecopy:  (212) 820-8240
            with copy to:

            Gadsby Hannah LLP
            225 Franklin Street
            Boston, MA  02110
            Attention: Jeffrey M. Stoler, Esq.
            Telecopy:  (617) 204-8011

            (b) if to the Company:

            WaveRider Communications, Inc.
            255 Consumers Road, Suite 500
            Toronto, Ontario Canada M2J 1R4
            Attention: Mr. Scott Worthington
            Telecopy:  (416) 502-2968

            with a copy to:

            Foley Hoag & Eliot LLP
            One Post Office Square
            Boston, MA  02109
            Attention: David Broadwin
            Telecopy:  (617) 832-7000

            17. INFORMATION FURNISHED BY THE SOLICITATION AGENT. The Solicitation Agent and the Company confirm that there are no statements set forth in the Prospectus constituting the sole written information furnished by or on behalf of the Solicitation Agent referred to in Section 6(b) hereof and in
Section 13 hereof.

            18. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Solicitation Agent, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Solicitation Agent within the meaning of the Securities Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            19. MISCELLANEOUS. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. This Agreement may not be amended or modified except in writing signed by each of the parties. The Company and the Solicitation Agent hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States District Court located in the City of New York for any lawsuits, actions or other proceedings arising out of or relating to this Agreement and agree not to commence any such lawsuit, action or other proceeding except in such courts. The Company further agrees that service of any process, summons, notice or document by mail to the address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought against the Company in any such court. The Company and the Solicitation Agent hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit; action or other proceeding arising out of or relating to this Agreement in the Courts of the State of New York or the United Statues District Courts located in the City of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Any right to trial by jury with respect to any lawsuit, claim, action or other proceeding arising out of or relating to this Agreement or the services to be rendered by any Solicitation Agent hereunder is expressly and irrevocably waived.

         20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         21. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         22. AMENDMENT. This Agreement may be amended, modified or supplemented by written agreement of the Company and the Solicitation Agent with respect to any of the terms contained herein, and upon such written agreement, such amendment, modification or supplement shall be binding on all parties hereto; provided, however, that no such amendment, modification or supplement may reduce the compensation payable to a particular Solicitation Agent under Section 8 without such Solicitation Agent's written consent.

            Please confirm, by signing and returning to us two counterparts of this Agreement, that the foregoing correctly sets forth the Agreement between the Company and the Solicitation Agent.

                                Very truly yours,

                              WAVERIDER COMMUNICATIONS, INC.

                              By: /s/ T. Scott Worthington
                                  ------------------------
                                  T. Scott Worthington
                                  Vice President and CFO

Confirmed and accepted as of the date first above written:

GRUNTAL & CO, L.L.C.


By: /s/ William McClusky
    --------------------
    William McClusky
    Senior Managing Director

                                  Schedule 6(j)

                               Registration Rights

The holders of the following securities have registration rights:

1.       Series G Warrants
2.       Series J Warrants
3.       Series K Warrants
4.       Series M Warrants
5.       Series M-1 Warrants
6.       Series M-2 Warrants
7.       Series N Warrants
8.       Series O Warrants
9.       Warrants issued on December 20, 1999
10.      Warrants issued on December 29, 2998
11.      Convertible Promissory Notes issued on December 8, 2000
12.      Series D 5% Convertible Preferred Stock

                                  Schedule 8(c)

Void After 5:00 P.M., Eastern Time, on December 13, 2004

                                  Underwriter's
                     Warrant to Purchase Units Consisting of
                 Common Stock and Common Stock Purchase Warrants

                          WaveRider Communications Inc.

         This is to Certify That, FOR VALUE RECEIVED, Gruntal & Co., L.L.C. or its successors and assigns (collectively, the "Holder") is entitled to purchase, subject to the provisions of this Warrant (the "Warrant" or the "Warrants," as the context requires), from WaveRider Communications Inc. (the "Company"), a Nevada corporation, at any time on or after December 14, 2001, and not later than 5:00 pm., Eastern Time, on December 13, 2004 a total of ___ Units ("Units") exercisable at a purchase price of $.40 per Unit, each unit consisting of one share of common stock, $.001 par value per share ("Common Stock"), subject to adjustment in accordance with section (g) below and one Common Stock Purchase Warrant of the Company ("Common Stock Purchase Warrants"). The number of Units to be received upon the exercise of this Warrant and the price to be paid for the Units may be adjusted from time to time as hereinafter set forth. The purchase price of Units in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." The Units, as adjusted from time to time, underlying this Warrant are hereinafter sometimes referred to as "Warrant Securities." The Common Stock Purchase Warrants issuable upon the exercise hereof are in all respects identical to the common stock purchase warrants (the "Public Warrants") acquired by certain stockholders of the Company pursuant to exercise of subscription rights issued to each stockholder of the Company on October __, 2001 (the "Rights Offering").


         (a) Exercise of Warrant. Subject to the provisions of Section (g) hereof, this Warrant may be exercised in whole or in part at anytime or from time to time on or after December 14, 2001, but not later than 5:00 p.m., Eastern Time on December 13, 2004 by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Units specified in such Form, together with all federal and state taxes applicable upon such exercise. The Company agrees to provide notice to the Holder that any tender offer is being made for the Common Stock or Common Stock Purchase Warrants no later than the first business day after the day the Company becomes aware that any tender offer is being made for the Common Stock or Common Stock Purchase Warrants. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Units purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the total Exercise Price, the Holder shall be deemed to be the holder of record of the Common Stock and Common Stock Purchase Warrants issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder.

(b) Reservation of Securities. The Company hereby agrees that at all times there shall be reserved for issuance, and/or delivery upon exercise of this Warrant such number of shares of Common Stock underlying the Units as shall be required for issuance or delivery upon exercise of this Warrant and as shall be required for issuance and/or delivery upon exercise of the Common Stock Purchase Warrants underlying the Units issuable upon exercise of this Warrant. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Common Stock and Common Stock Purchase Warrants underlying the Units shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as this Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of: (i) Common Stock, (ii) Common Stock Purchase Warrants and (iii) Common Stock issuable upon exercise of the Common Stock Purchase Warrants, underlying the Units issuable upon the exercise of this Warrant to be listed on NASDAQ or the Over the Counter Bulletin Board.

(c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

         (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

         (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ or quoted by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(d)Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Units purchasable hereunder. Any assignment of this Warrant by the Holder may be made by surrender of this Warrant to the Company, or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax, whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(f) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend exclusive of a cash dividend, or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for equivalent securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (g) Adjustment of Exercise Price and Number of Shares of Common Stock Deliverable.

         (A)(i) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein call a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Exercise Price of the Warrant in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Exercise Price in effect immediately prior to such Change of Shares, and (b) the consideration, if any, received by the Company upon such issuance, subdivision or combination by (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares.

         For the purposes of any adjustment to be made in accordance with this Section (g) the following provisions shall be applicable:

                  (I) Shares of Common Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration,

                  (II) The number of shares of Common Stock at any one time outstanding shall not be deemed to include the number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

         (ii) Upon each adjustment of the Exercise Price pursuant to this Section (g), the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

         (B) In case of any reclassification or change of the Common
Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation other than a merger with a "Subsidiary" (which shall mean any corporation or corporations, as the case may be, of which capital stock having ordinary power to elect a majority of the Board of Directors of such corporation (regardless of whether or not at the time capital stock of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more Subsidiaries) or by the Company and one or more Subsidiaries in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)
or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the principal office of the Company a statement signed on its behalf by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (g)(A). The above provisions of this Section
(g)(B) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (C) After each adjustment of the Exercise Price pursuant to this Section (g), the Company will promptly prepare a certificate signed on its behalf by the President or Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate in the Company's minute books and cause a brief summary thereof to be sent by ordinary first class mail to each Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (D) No adjustment of the Exercise Price shall be made as a result of or in connection with the issuance or sale of Securities if the amount of said adjustment shall be less than $.02, provided, however that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.02. In addition, Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.

         (E) In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend consisting solely of shares of Common Stock or otherwise distribute to its stockholders any assets, property, rights, or evidences of indebtedness, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the Units or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, or evidences of indebtedness, that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section (g).

         (F) In lieu of exercising this Warrant for cash, the Holder shall have the right to exercise this Warrant or any portion thereof (the "Net Issuance Right") into Common Stock as provided in this Section F at any time or from time to time during the period specified on page one of this Warrant Agreement, hereof by the surrender of this Warrant to the Company with a duly executed and completed Exercise Form marked to reflect net issuance exercise. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant and noted on the Exercise Form (the "Net Issuance Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) (i) (X) that number of shares of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise price of the Net Issuance Warrant Shares immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value of the Net Issuance Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date (as herein defined) by (Y) the fair market value one share of Common Stock on the Net issuance Exercise Date (as herein defined) and (ii) a number of Common Stock Purchase Warrants equal to the number of Common Stock Purchase Warrants that would have been issued had all the Warrants surrendered and exercised in the net issuance been exercised for cash.

         (G) Determination of Fair Market Value. For purposes of this Section (g), "fair market value" of a share of Common Stock as of the Net Issuance Exercise Date shall mean:

         (i) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Net Issuance Date;

         (ii)     If traded on the Nasdaq National Market or the Nasdaq
                  Small Cap Market, the fair market value of the Common Stock shall be deemed to be the average of the last reported sales prices of the common Stock on such Market over the 30-day Period ending five business days prior to the Net Issuance Exercise Date;

         (iii)    If traded over-the-counter other than on the Nasdaq
                  National Market or the Nasdaq SmallCap Market the fair market value of the Common Stock shall be deemed to be the average of the midpoint between the closing bid and ask prices of the Common Stock over the 30-day period ending five business days prior to the Net Issuance Exercise Date; and

         (iv) If there is no public market for the Common Stock, then the fair market value shall be determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder.

(h) Adjustments to Common Stock Purchase Warrant. The number of shares of
Common Stock issuable upon exercise of the Common Stock Purchase Warrant and the exercise price therefore shall be adjusted each time and in an identical manner as the Common Stock Purchase Warrants issued in the Rights Offering such that the Common Stock Purchase Warrants shall, upon issuance, be identical in all respects to those issued in the Rights Offering (as adjusted). If the Company shall redeem the Public Warrants in accordance with their terms, then the right to acquire Common Stock Purchase Warrants hereunder shall expire on the close of business on the date fixed for redemption of the Public Warrants.

(i) Registration. The Company has included this Warrant, the shares of Common Stock and the Common Stock Purchase Warrants issuable upon exercise of this Warrant and the shares of Common Stock issuable upon exercise of the Common Stock Purchase Warrants in the registration statement filed with the Commission to register the securities issued pursuant to the Rights Offering.

(j) Notices. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by certified mail, to the Holder, addressed to him or sent to the address on the signature page attached hereto, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and, if to the Company, addressed to T. Scott Worthington, Chief Financial Officer, WaveRider Communications Inc., 255 Consumers Road, Toronto, Ontario, Canada M2J 1R4, with a copy to David A. Broadwin, Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109. The Company may change its address by written notice to the Holder.

(k)Limited Transferability. The Warrant may be divided or combined, upon request to the Company by the Warrant holder, into a certificate or certificates evidencing the same aggregate number of Warrants, The Warrant may not be offered, sold, transferred, pledged or hypothecated in the absence of any effective registration statement as to such Warrant filed under the Act, or an exemption from the requirement of such registration, and compliance with the applicable federal and state securities laws. The Company may require an opinion of counsel satisfactory to the Company that such registration is not required and that such laws are complied with. The Company may treat the registered holder of this Warrant as he or it appears on the Company's book at any time as the Holder for all purposes. The Company shall permit the Holder or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

(l) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of law principles.

(m) Amended. This Warrant may not be amended except in a writing signed by each Holder and the Company.


                          WaveRider Communications Inc.


                         By:___________________________
                                D. Bruce Sinclair
                                President



Date:________________________________


Attest:

-------------------------------
Secretary



Holder:

Gruntal & Co., L.L.C.

                                  PURCHASE FORM


         Dated:_______________


The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing _______ shares of Common Stock and ________ Common Stock Purchase Warrants and hereby makes payment of $________ in payment of the actual exercise price thereof.

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name ________________________________________________________________


Address ______________________________________________________________


Signature _____________________________________________________________


                                 ASSIGNMENT FORM


FOR VALUE RECEIVED,

---------------------------------------------------------------

hereby sells, assigns and transfers unto

Name __________________________________________________________
         (please typewrite or print in block letters)

Address: ________________________________________________________

the right to purchase ________ shares of Common Stock and ________ Common Stock Purchase Warrants as represented by this Warrant to the extent of ______ shares of Common Stock and ______ Common Stock Purchase Warrants as to which such right is exercisable and does hereby irrevocably constitute and appoint, _________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature _________________________________________________________


Dated:  _________________

                                Exhibit 12(c)(1)

                      [Foley, Hoag & Eliot LLP Letterhead]


November __, 2001



Gruntal & Co., L.L.C.
1 Liberty Plaza
New York, New York 10006
Ladies and Gentlemen:

         This opinion letter is furnished pursuant to Section 12(c)(1) of the Solicitation Agent Agreement, dated October __, 2001 (the "Agreement"), among WaveRider Communications Inc., a Nevada corporation (the "Company"), and you, as solicitation agent (the "Solicitation Agent"), in connection with the commencement of the offering to stockholders of the Company of the Units. Capitalized terms used but not defined herein shall have the respective meanings attributed to them in the Agreement.

         We have acted as counsel to the Company in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), of the Company's Registration Statement on Form S-3 (Registration No. 333-70114), as amended, relating to the offering of up to 14,000,000 Units. Such Registration Statement, is herein called the "Registration Statement," and the related prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, is herein called the "Prospectus."

         In arriving at the opinions expressed below, we have examined and relied on the following documents:

         (a)      an   executed   copy   of   the   Agreement,   including   the
                  representations of the Company set forth therein;
         (b)      the Registration Statement;
         (c)      the Prospectus;
         (d) the Articles of Incorporation of the Company, as amended up to the date hereof;
         (e)      the By-Laws of the Company, as amended up to the date hereof;
         (f) a certificate of the Secretary of State of the State of Nevada, dated October 18, 2001, as to the legal existence and good standing of the Company and certain other matters;
         (g) the certificate of the Chief Executive Officer and the Chief Financial Officer of the Company pursuant to Section 12(f) of the Agreement, dated the date hereof and attached hereto;
         (h) a certificate of the Secretary of the Company as to certain resolutions adopted by the Board of Directors and certain other matters, dated the date hereof and attached hereto; and
         (i) the other agreements and documents filed as exhibits to the Registration Statement.

         In addition, we have examined and relied on the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

         In basing the opinions and other matters set forth herein on "our knowledge," the words "to the best of our knowledge" signify that, in the course of our representation of the Company as aforesaid, no information has come to our attention that has given us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates and information on which we have relied are not true and complete in all material respects. Except as stated herein, the words "to the best of our knowledge" and similar language used in certain of the opinions expressed below are limited to the actual knowledge of the lawyers within our firm who have worked on the transactions contemplated by the Agreement.

         Although we have made inquiries with respect to the matters set forth herein and relied upon representations of certain officers of the Company, except as specifically noted above, we have not made any independent review or investigation in connection with this opinion of (i) any court or agency docket or other litigation papers, or (ii) any judgment, decree or order of any court or other governmental agency or body.

         The opinions expressed below are qualified to the extent that (i) the enforceability of any provision of any instrument or document or any rights granted thereunder may be subject to or affected by any bankruptcy, insolvency, reorganization, fraudulent conveyance, usury, moratorium or similar law relating to or affecting the rights of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, (iii) equitable principles may be applied in construing or enforcing the provisions of any instrument or document (regardless of whether enforcement is sought in a proceeding in equity or at law), or (iv) the enforcement of any of your rights may in all cases be subject to an implied duty of good faith and to general principles of equity (whether such enforcement is considered in a proceeding at law or in equity). We express no opinion herein as to the validity or enforceability of the indemnity or contribution provisions of the Agreement or any other agreement or any other provisions, agreements or understandings which purport to indemnify you for violations of Securities Laws. Nor do we express an opinion herein as to the validity or non-infringement of patents.

         You have not asked us to pass in this opinion letter upon the power and authority of the Solicitation Agent to enter into the Agreement or to effect the transactions contemplated thereby or as to the disclosure in the Prospectus or Registration Statement of information relating to you. Accordingly, for the purposes of this opinion letter, we have assumed that you have all requisite power and authority and have taken all necessary corporate and other action to enter into the Agreement and to effect such transactions, and we do not express any opinion herein as to the disclosure or non-disclosure in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) of any information that you have furnished to the Company expressly for use therein.

         As to the opinion in numbered paragraph 1 below relating to the incorporation, organization, existence, qualification or standing of the Company in any jurisdiction, we have relied solely upon the certificate referred to in paragraph (f) above. We express no opinion as to the tax good standing of the Company in any jurisdiction.

         In rendering the opinions expressed below concerning the law of the State of Nevada, we have, with your consent, relied exclusively upon a review of published statutes. We have not made a review of the laws of any jurisdiction other than the laws of the United States, the corporation law of the State of Nevada and the laws of The Commonwealth of Massachusetts. In particular, we express no opinion concerning the law of Canada or any province thereof. We note that the Agreement provides that it shall be governed by the laws of the State of New York. To the extent that any of the opinions expressed below may require application of any law of New York, we have assumed with your permission that the applicable New York law would be equivalent to Massachusetts law.


         Based on the foregoing, it is our opinion that:

         1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of Nevada and has all necessary corporate power and authority to carry on its business as described in the Prospectus.

         2. The Company has the full corporate power and authority to enter into the Agreement and to consummate the transactions provided for therein and such agreement has been duly and validly authorized, executed and delivered by the Company. The Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and, binding agreement of the Company and, subject to the qualifications and limitations set forth above, and except as disclosed in the Registration Statement, none of the Company's execution or delivery of the Agreement, its performance thereunder, its consummation of the transactions contemplated therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or results in any material breach or violation of any of the terms or provisions of, or constitutes a material default under, or results in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the articles of incorporation or by-laws of the Company, (B) to our knowledge, any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound, or (C) to our knowledge, any statute, judgment, decree, order, rule or regulation applicable to the Company, whether domestic or foreign.

         3. The Company had authorized capital stock as set forth in the Prospectus under the heading "Description of Capital Stock" as of the date set forth therein. To our knowledge no stockholder of the Company is entitled to any preemptive rights to subscribe for, or purchase, shares of the capital stock.

         4. To our knowledge, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for the Agreement and except as described in the Prospectus. The Common Stock and the Warrants each conforms in all material respects to the respective descriptions thereof contained in the Prospectus. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, by-laws, other governing documents or any agreement or other instrument known to us to which the Company is a party or by which it is bound, except as disclosed in the Registration Statement.

         5. The Rights, Underwriter's Warrant and Warrants have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Rights Offering: (i) the Rights, Underwriter's Warrant and Warrants will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms; (ii) no holder of the Rights, Underwriter's Warrant or Warrants is or will be subject to personal liability by reason of being such a holder; and (iii) the Rights, Underwriter's Warrant, Warrants and Common Shares issuable upon exercise of the Rights, Underwriter's Warrant and Warrants conform in all material respects to the description thereof contained in the Prospectus. The Common Shares issuable upon exercise of the Rights, Underwriter's Warrant and the Warrants have been duly and validly authorized and reserved for issuance and when issued and delivered against payment therefor in accordance with the terms of the Offer Documents will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and conform in all material respects to the description thereof contained in the Prospectus and are free of any statutory and or contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering.

         6. To our knowledge, there are no claims, suits or other legal proceedings pending or threatened against the Company in any court or before or by any governmental body which might materially affect the business of the Company or the financial condition of the Company as a whole, except as set forth in the Prospectus.

         7. Based solely on oral and/or written advice from the staff of the Commission, the Registration Statement has become effective and, to our knowledge, no stop order suspending the effectiveness of the Prospectus is in effect and no proceedings for that purpose are pending before, or threatened by, federal or by a state securities administrator.

         8. To our knowledge, there are no legal or governmental proceedings, actions, arbitrations, investigations, inquiries or the like pending or threatened against the Company of a character required to be disclosed in the Prospectus which have not been so disclosed or which questions the validity of the capital stock of the Company or the Agreement or the Underwriter's Warrant or might adversely affect the condition, financial or otherwise, or the prospects of the Company or which could adversely affect the Company's ability to perform any of its obligations under the Agreement, or the Underwriter's Warrant.

         9. No consent, approval, order or authorization from any regulatory board, agency or instrumentality having jurisdiction over the Company, or its properties (other than registration under the Act or qualification under state or foreign securities law or approval by the NASD or listing on the Nasdaq National Market and the Over-the-Counter Bulletin Board) is required for the valid authorization, issuance, sale and delivery of the Securities or the Underwriter's Warrant.

         We have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company, and with representatives of the Solicitation Agent at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, nothing has come to our attention which would lead us to believe either that the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, either as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion or belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         We are furnishing this letter to you, as Solicitation Agent, solely for your benefit, and this letter may not be disclosed, quoted or relied upon by any other person or entity without our prior written permission.

                                                     Very truly yours,

                                                     FOLEY HOAG & ELIOT LLP



                                                     By:
                                                          ----------------------
                                                          a Partner

                                Exhibit 12(c)(2)

                      [Foley, Hoag & Eliot LLP Letterhead]


December __, 2001




Gruntal & Co., L.L.C.
1 Liberty Plaza
New York, New York 10006
Ladies and Gentlemen:

         This opinion letter is furnished pursuant to Section 12(c) of the Solicitation Agent Agreement, dated October __, 2001 (the "Agreement"), among WaveRider Communications Inc., a Nevada corporation (the "Company"), and you, as solicitation agent (the "Solicitation Agent"), in connection with the closing of the sale to stockholders of the Company of the Units. Capitalized terms used but not defined herein shall have the respective meanings attributed to them in the Agreement.

         We have acted as counsel to the Company in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), of the Company's Registration Statement on Form S-3 (Registration No. 333-70114), as amended, relating to the offering of up to 14,000,000 Units. Such Registration Statement, is herein called the "Registration Statement," and the related prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, is herein called the "Prospectus."

         In arriving at the opinions expressed below, we have examined and relied on the following documents:

         (a) an executed copy of the Agreement, including the representations of the Company set forth therein;
         (b)      the Registration Statement;
         (c)      the Prospectus;
         (d) the Articles of Incorporation of the Company, as amended up to the date hereof;
         (e)      the By-Laws of the Company, as amended up to the date hereof;
         (f) a certificate of the Secretary of State of the State of Nevada, dated November __, 2001, as to the legal existence and good standing of the Company and certain other matters;
         (g) an executed copy of the Underwriter's Warrant, dated the date hereof, which permits you to purchase up to _______ Shares of Common Stock and _______ Warrants (the "Warrant");
         (h) the certificate of the Chief Executive Officer and the Chief Financial Officer of the Company pursuant to Section 12(f) of the Agreement, dated the date hereof and attached hereto;
         (i) a certificate of the Secretary of the Company as to certain resolutions adopted by the Board of Directors and certain other matters, dated the date hereof and attached hereto;
         (j) the other agreements and documents filed as exhibits to the Registration Statement; and
         (k) the other documents delivered to you at the closing held pursuant to the Agreement.

         In addition, we have examined and relied on the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

         In basing the opinions and other matters set forth herein on "our knowledge," the words "to the best of our knowledge" signify that, in the course of our representation of the Company as aforesaid, no information has come to our attention that has given us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates and information on which we have relied are not true and complete in all material respects. Except as stated herein, the words "to the best of our knowledge" and similar language used in certain of the opinions expressed below are limited to the actual knowledge of the lawyers within our firm who have worked on the transactions contemplated by the Agreement.

         Although we have made inquiries with respect to the matters set forth herein and relied upon representations of certain officers of the Company, except as specifically noted above, we have not made any independent review or investigation in connection with this opinion of (i) any court or agency docket or other litigation papers, or (ii) any judgment, decree or order of any court or other governmental agency or body.

         The opinions expressed below are qualified to the extent that (i) the enforceability of any provision of any instrument or document or any rights granted thereunder may be subject to or affected by any bankruptcy, insolvency, reorganization, fraudulent conveyance, usury, moratorium or similar law relating to or affecting the rights of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, (iii) equitable principles may be applied in construing or enforcing the provisions of any instrument or document (regardless of whether enforcement is sought in a proceeding in equity or at law), or (iv) the enforcement of any of your rights may in all cases be subject to an implied duty of good faith and to general principles of equity (whether such enforcement is considered in a proceeding at law or in equity). We express no opinion herein as to the validity or enforceability of the indemnity or contribution provisions of the Agreement or any other agreement or any other provisions, agreements or understandings which purport to indemnify you for violations of Securities Laws. Nor do we express an opinion herein as to the validity or non-infringement of patents.

         You have not asked us to pass in this opinion letter upon the power and authority of the Solicitation Agent to enter into the Agreement or to effect the transactions contemplated thereby or as to the disclosure in the Prospectus or Registration Statement of information relating to you. Accordingly, for the purposes of this opinion letter, we have assumed that you have all requisite power and authority and have taken all necessary corporate and other action to enter into the Agreement and to effect such transactions, and we do not express any opinion herein as to the disclosure or non-disclosure in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) of any information that you have furnished to the Company expressly for use therein.

         As to the opinion in numbered paragraph 1 below relating to the incorporation, organization, existence, qualification or standing of the Company in any jurisdiction, we have relied solely upon the certificate referred to in paragraph (f) above. We express no opinion as to the tax good standing of the Company in any jurisdiction.

         In rendering the opinions expressed below concerning the law of the State of Nevada, we have, with your consent, relied exclusively upon a review of published statutes. We have not made a review of the laws of any jurisdiction other than the laws of the United States, the corporation law of the State of Nevada and the laws of The Commonwealth of Massachusetts. In particular, we express no opinion concerning the law of Canada or any province thereof. We note that the Agreement provides that it shall be governed by the laws of the State of New York. To the extent that any of the opinions expressed below may require application of any law of New York, we have assumed with your permission that the applicable New York law would be equivalent to Massachusetts law.

         Based on the foregoing, it is our opinion that:

         1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of Nevada and has all necessary corporate power and authority to carry on its business as described in the Prospectus.

         2. The Company has the full corporate power and authority to enter into the Agreement and the Underwriter's Warrant and to consummate the transactions provided for therein and each such agreement has been duly and validly authorized, executed and delivered by the Company. Each of the Agreement and the Underwriter's Warrant assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and, binding agreement of the Company and, subject to the qualifications and limitations set forth above, and except as disclosed in the Registration Statement, none of the Company's execution or delivery of the Agreement or the Underwriter's Warrant, its performance thereunder, its consummation of the transactions contemplated therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or results in any material breach or violation of any of the terms or provisions of, or constitutes a material default under, or results in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the articles of incorporation or by-laws of the Company, (B) to our knowledge, any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound, or (C) to our knowledge, any statute, judgment, decree, order, rule or regulation applicable to the Company, whether domestic or foreign.

         3. The Company had authorized capital stock as set forth in the Prospectus under the heading "Description of Capital Stock" as of the date set forth therein. To our knowledge no stockholder of the Company is entitled to any preemptive rights to subscribe for, or purchase, shares of the capital stock.

         4. To our knowledge, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for the Agreement, the Underwriter's Warrant, and except as described in the Prospectus. The Common Stock, the Warrants and the Underwriter's Warrants each conforms in all material respects to the respective descriptions thereof contained in the Prospectus. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, by-laws, other governing documents or any agreement or other instrument known to us to which the Company is a party or by which it is bound, except as disclosed in the Registration Statement.

         5. The Rights, Underwriter's Warrant and Warrants have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Rights Offering: (i) the Rights, Underwriter's Warrant and Warrants will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms; (ii) no holder of the Rights, Underwriter's Warrant or Warrants is or will be subject to personal liability by reason of being such a holder; and (iii) the Rights, Underwriter's Warrant, Warrants and Common Shares issuable upon exercise of the Rights, Underwriter's Warrant and Warrants conform in all material respects to the description thereof contained in the Prospectus. The Common Shares issuable upon exercise of the Rights, Underwriter's Warrant and the Warrants have been duly and validly authorized and reserved for issuance and when issued and delivered against payment therefor in accordance with the terms of the Offer Documents will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof and conform in all material respects to the description thereof contained in the Prospectus and are free of any statutory and or contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering.

         6. To our knowledge, there are no claims, suits or other legal proceedings pending or threatened against the Company in any court or before or by any governmental body which might materially affect the business of the Company or the financial condition of the Company as a whole, except as set forth in the Prospectus.

         7. Based solely on oral and/or written advice from the staff of the Commission, the Registration Statement has become effective and, to our knowledge, no stop order suspending the effectiveness of the Prospectus is in effect and no proceedings for that purpose are pending before, or threatened by, federal or by a state securities administrator.

         8. To our knowledge, there are no legal or governmental proceedings, actions, arbitrations, investigations, inquiries or the like pending or threatened against the Company of a character required to be disclosed in the Prospectus which have not been so disclosed or which questions the validity of the capital stock of the Company or the Agreement or the Underwriter's Warrant or might adversely affect the condition, financial or otherwise, or the prospects of the Company or which could adversely affect the Company's ability to perform any of its obligations under the Agreement, or the Underwriter's Warrant.

         9. No consent, approval, order or authorization from any regulatory board, agency or instrumentality having jurisdiction over the Company, or its properties (other than registration under the Act or qualification under state or foreign securities law or approval by the NASD or listing on the Nasdaq National Market and the Over-the-Counter Bulletin Board) is required for the valid authorization, issuance, sale and delivery of the Securities or the Underwriter's Warrant.

         We have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants for the Company, and with representatives of the Solicitation Agent at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, nothing has come to our attention which would lead us to believe either that the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, either as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion or belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         We are furnishing this letter to you, as Solicitation Agent, solely for your benefit, and this letter may not be disclosed, quoted or relied upon by any other person or entity without our prior written permission.

                                                     Very truly yours,

                                                     FOLEY HOAG & ELIOT LLP



                                                     By:
                                                        ------------------------
                                                          a Partner